                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K of Blue Rhino Corporation (the "Company") for the fiscal year ending July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark Castaneda, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                    /s/ Mark Castaneda
                                                    ------------------------
                                                    Mark Castaneda
                                                    Chief Financial Officer
                                                    October 21, 2003